                                                                   EXHIBIT 10.35



                                                                       EXHIBIT A

                                   NO. ___. Initial Class A Certificate Investor
                                                        Interest  $ ____________




         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

         RESALE AND TRANSFERS OF THIS CERTIFICATE MAY BE FURTHER RESTRICTED AS PROVIDED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


                       Rockford Lease Backed Trust 1997-1
                      Fixed Rate Lease Receivables-Backed
                              Senior Certificates
                                   (Class A)


Evidencing an undivided interest in a trust, the corpus of which consists of a portfolio of Lease Contracts and interests in Equipment and certain related property, as more fully described in the Pooling and Servicing Agreement referred to herein. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Pooling and Servicing Agreement referred to herein.

         As of ___________, 199__ the Class A Certificate Investor Interest represented by this Class A Certificate is $____________. As of any date of determination the aggregate principal amount of this Certificate shall be equal to $____________ as reduced by payments of principal on this Class A Certificate made pursuant to Section 5.01(a) of the Pooling and Servicing Agreement.

         Interest with respect to this Class A Certificate will accrue at a fixed rate equal to _____% per annum (calculated on the basis of a 360 day year) commencing as of the date of execution of this Class A Certificate by the Seller as reflected below. Past due interest will itself bear interest at the same fixed rate.

         This certifies that _______________________________(the
"Certificateholder") is the registered Holder of a Class A Certificate representing the ownership of an undivided interest in the Rockford Lease Backed Trust 1997-1, the corpus of which consists of certain Trust Assets as defined in the Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement") among Rockford Lease Funding Corp., as Seller, Rockford Industries, Inc., as Servicer, and Texas Commerce Bank National Association, as Trustee and Back-up Servicer, including but not limited to (a) effective as of the Initial Closing Date, (i) each Lease Contract and any and all moneys of whatsoever nature (payable upon the occurrence of any event) payable pursuant to each Lease Contract on and after the applicable Cut-Off Date, including (without limitation) each Scheduled Payment, any early termination, any guaranties, stipulated loss casualty value or any past due interest and late charges, and damages and other amounts receivable in connection with the default by the Lessee, (ii) all rights, powers and remedies of Seller under or in connection with each Lease Contract, whether arising under the terms of such Lease Contract, by statute, at law or in equity, or otherwise arising out of any default by the Lessee under such Lease Contract, including (without limitation) all rights to give or receive any notice, consent, approval or waiver thereunder, (iii) all rights, powers and remedies of Seller under the Equipment and Lease Purchase Agreement,
(iv) all Security Deposits in respect of each Lease Contract provided by or on behalf of the Lessee thereunder, (v) all of the Lease Files relating to the Lease Contracts and the contents thereof, (vi) all amounts on deposit from time to time in the Lockbox Account, Investment Account, each Certificate Account and the Cash Collateral Account, (vii) any Insurance Policy or Insurance Proceeds with respect to such Lease Contracts, and (viii) to the extent that same now or hereafter exist, all proceeds, products, rents and profits of the foregoing of any nature whatsoever, including (without limitation) all proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof (as used in this clause (a), the term "Lease Contracts" shall be deemed to refer to Lease Contracts covered by the Sale Assignment delivered by Seller in connection with the closing on the Initial Closing Date); and (b) effective as of each Subsequent Closing Date, (i) each Lease Contract and any and all moneys of whatsoever nature (payable upon the occurrence of any event) payable pursuant to each Lease Contract on and after the applicable Cut-Off Date, including (without limitation) each Scheduled Payment, any early termination, any guaranties, stipulated loss casualty value or any past due interest and late charges, and damages and other amounts receivable in connection with the default by the Lessee, (ii) all rights, powers and remedies of Seller under or in connection with each Lease Contract, whether arising under the terms of such Lease Contract, by statute, at law or in equity, or otherwise arising out of any default by the Lessee under such Lease Contract, including (without limitation) all rights to give or receive any notice, consent, approval or waiver thereunder, (iii) all rights, powers and remedies of Seller under the Equipment and Lease Purchase Agreement, (iv) all Security Deposits in respect of each Lease Contract provided by or on behalf of the Lessee thereunder, (v) all of the Lease Files relating to the Lease Contracts and the contents thereof, (vi) any Insurance Policy or Insurance Proceeds with respect to such Lease Consents, and (vii) to the extent that same then or thereafter exist, all proceeds, products, rents and profits of the foregoing of any nature whatsoever, including (without limitation) all proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof (as used in this clause
(b), the term "Lease Contracts" shall be deemed to refer to the Lease Contracts covered by the Sale Assignment delivered by Seller in connection with the closing on such Subsequent Closing Date).

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

         On each Payment Date, the Trustee or Paying Agent shall distribute to the Class A Certificateholders as of the related Record Date their pro rata share of the Class A Certificate Distributable Amounts as determined pursuant to the Pooling and Servicing Agreement. Distributions with respect to this Class A Certificate will be made by the Trustee or Paying Agent by check or wire transfer (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon.

         This Class A Certificate is one of a class of Certificates, each of which represents a debt obligation of the Seller secured solely by the Trust Assets. In addition to the foregoing described Certificates, a Seller Certificate will be issued to the Seller pursuant to the Pooling and Servicing Agreement which will represent the Seller's equity interest in the Equipment, subject to the prior security interest of the Trustee therein.

         The Pooling and Servicing Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the parties thereunder and the Certificateholders with the consent of the Majority Certificateholders and Bond Insurer; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of such Certificateholder, (ii) change the definition of or the manner of calculating the Class A Certificate Investor Interest or Class A Certificate Distributable Amount, without the consent of each affected Certificateholder,
(iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Certificateholder, or (iv) change the definition of Requisite Cash Collateral Amount, Available Cash Collateral Amount, Minimum Cash Collateral Amount, or Majority Certificateholders without the consent of each Certificateholder. Any such amendment and any such consent by this Certificateholder shall be conclusive and binding on such Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued on registration of transfer hereof, in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

         Subject to certain restrictions on transfer set forth in Section 6.04 of the Pooling and Servicing Agreement, the transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at an office or agency maintained by the Transfer Agent and Registrar, accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of Authorized Denominations and for the same aggregate Class A Certificate Investor Interests will be issued to the designated transferee or transferees.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Class A Certificate Investor Interests as requested by the Certificateholder surrendering such Class A Certificates. No service charge may be imposed on the Certificateholders for any such exchange but the Trustee or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Trustee, the Paying Agent, the Bond Insurer and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Class A Certificate is registered on the Certificate Register as the owner hereof for all purposes, and none of the Trustee, the Payment Agent, the Bond Insurer or the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement permits, but does not require, Seller to repurchase or if Seller fails to exercise such option, the Bond Insurer to purchase, from the Trust all Lease Contracts and interests in Equipment owned by the Trust as of a particular date provided in the Pooling and Servicing Agreement. The exercise of such right may effect early retirement of the Certificates; provided, however, that the Seller's right to so repurchase is subject to certain limitations as expressed in the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement and this Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.

                                        ROCKFORD LEASE BACKED TRUST 1997-1


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

Date:  __________, 199__

                         CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Trustee


                                        By:__________________________________
                                                   Authorized Signatory

                                        Date: _________________